UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549

                          FORM 8-K

                       CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

  Date of Report (Date of earliest event reported):  May 9,
                            2001

                THE PHOENIX GROUP CORPORATION
   (Exact name of registrant as specified in its charter)

     Delaware              0-20354             23-2596710
  (State or other        (Commission          (IRS Employer
  jurisdiction of        File Number)      Identification No.)
  incorporation)

4514 Travis Street, Suite 330,                75205
          Dallas, TX
(Address of principal executive             (Zip Code)
           offices)

  Registrant's telephone number, including area code: (214)
                          599-9777


 Item 2. Acquisition or Disposition of Assets.

  (a)   Disposition of Converged Media, Inc.

Effective January 14, 2001, the Registrant discontinued operations of Converged Media, Inc., ("CMI"), its operating subsidiary involved in the convergence of communications media. During the month of January 2001, CMI terminated the employment of all of its employees and terminated all service contracts and associated business activities.



                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE PHOENIX GROUP CORPORATION



Date: May 9, 2001   By: Ronald E. Lusk
Chairman and Chief Executive Officer